                              SERVICING CERTIFICATE                       PAGE 5
- --------------------------------------------------------------------------------

MLCC Mortgage Investors, Inc.
Senior/Subordinate Mortgage Pass-Through Certificates, Series 1996B
                               Current Collection Period: 01-Aug-96 to 31-Aug-96
                               P & S Agreement Date:                   01-Jun-96

PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                      Current
                                                                                             ---------
Class A Certificates, Series 1996B    LIBOR + 0.40%    5.83750%    Original Closing Date:    27-Jun-96
Class B Certificates, Series 1996B    LIBOR + 1.25%    6.68750%    Distribution Date:        16-Sep-96
                                                                   Days in Accrual Period           31
                                                                                             15-Aug-96
                                                                                             14-Sep-96

                     Weighted Avg Mtg Rate (WAC)              7.34832%
LIBOR    5.43750%    Weighted Avg Net Mtg Rate (Alt. Rate)    6.96832%

   -------------------------------------------------------------------------------------------------------------------------------
 1          Beginning Pool Principal Balance                                                                        481,380,719.36
 2          Beginning Pool Balance Factor                                                                                98.865365%
   -------------------------------------------------------------------------------------------------------------------------------

 3          Beginning Class A Principal Balance                                                                     470,425,349.36
 4          Beginning Class B Principal Balance                                                                      10,955,370.00
   -------------------------------------------------------------------------------------------------------------------------------

 5          Aggregate of all Monthly Principal Payments                                           (P&S 5.08i   )              0.00
 6          Aggregate of all Principal Prepayments Received                                       (P&S 5.08i   )      5,547,351.18
 7          Aggregate of any Net Liquidation Proceeds Received                                    (P&S 5.08iii )              0.00
 8          Aggregate of any Insurance Proceeds Received                                          (P&S 5.08iv  )              0.00
 9          Aggregate of any Awards or Settlements From Condemnation
            Proceedings                                                                           (P&S 5.08v   )              0.00
10          Aggregate of any Proceeds From Repurchased Mortgage Loans                             (P&S 5.08vi  )              0.00
11          Aggregate of any Revenues From Fidelity Bond or Mortgage
            Interest Insurance Policy                                                             (P&S 5.08vii )              0.00
12          Aggregate of any Revenues From Foreclosure or Deed Net of any
            Advances                                                                              (P&S 5.08viii)              0.00
13          Current Principal Advances                                                                                        0.00
14          Current Servicer Principal Reimbursements                                                                         0.00
15          Total Principal Available For Distribution
            (5+6+7+8+9+10+11+12+13-14)                                                                                5,547,351.18
16          Unrecovered Principal Amounts (Liquidation Loss)                                                                  0.00
17          Aggregate of all Interest Payments Received                                           (P&S 5.08ii  )      3,021,214.94
18          Current Servicing Fee                                                                 (P&S 5.08ii  )         77,226.98
19          Monthly Interest Advance (Recovery) based on Delinquent Accounts                      (P&S 6.02vii )        (73,433.28)
19 i.       Current Servicer Interest Advance (Recovery)                                                                (73,433.28)
20          Scheduled Formula Principal Distribution Amount (5+13-14)                                                         0.00
21          Unscheduled Formula Principal Distribution Amount
            (6+7+8+9+10+11+12)                                                                                        5,547,351.18
22          Total Interest Available For Distribution (17-18+19i)                                                     2,870,554.68
23          Total Funds Available For Distribution (15+22)                                                            8,417,905.86

            ----------------------------------------------------------------------------------------------------------------------
24          Formula Principal Distribution Amount  (Lines 20 + 21)                                                    5,547,351.18
            ----------------------------------------------------------------------------------------------------------------------
                                                                                     WATERFALL
25 i.       Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                     (P&S 6.02i   )             97.72%
   ii.      Class A Percentage  x  Scheduled Formula Principal Distribution
            Amount (Line 20)                                                                                                  0.00
   iii.     Class A Prepayment Percentage                                                                                   100.00%
   iv.      Class A Prepayment Percentage  x  Unscheduled Formula Principal
            Distribution Amount                                                                                       5,547,351.18
   v.       Class A Total Distribution Allocable to Principal                            2                            5,547,351.18
   vi.      Class A Recovered Principal Amount                                                                                0.00
   vii      Class A Unrecovered Principal Amount                                         7                                    0.00

26 i.       Class A Total Distribution Allocable to Interest  (min of: 26ii. or
            23)                                                                          1        (P&S 6.02ii  )      2,364,704.09
   ii.      Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                        (P&S 6.02ii  )      2,364,704.09
   iii.     Class A Current Interest  (pass-through rate x A's upb)                               (P&S 6.02ii  )      2,364,704.09
   iv.      Class A Unpaid Interest Shortfall  (Class A's interest s/f from
            preceding distribution date)                                                          (P&S 6.02iii )              0.00

   v.       Class A Unpaid Interest Shortfall  (Class A's interest s/f from
            preceding distribution date)                                                          (P&S 6.02iii )              0.00
   vi.      Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. >
            0: min of 26i. and 26iv.)                                                             (P&S 6.02iii )              0.00
   viii.    Class A Interest Shortfall  (26ii. - 26i.)                                            (P&S 6.02iii )              0.00
   -------------------------------------------------------------------------------------------------------------------------------

27 i        Current Certificate Insurance Premium                                        3                               52,149.58
   ii.      Reimbursement Amount                                                         4        (P&S 6.02vi  )              0.00
   iii.     Total Amount to Certificate Insurer                                                                          52,149.58
   -------------------------------------------------------------------------------------------------------------------------------

28 i        Subordinated Percentage                                                               (P&S 6.02i   )              2.28%
   ii       Subordinated Percentage of Scheduled Formula Principal Distribution
            Amount                                                                                                            0.00
   iii.     Subordinated Prepayment Percentage                                                                                0.00%
   iv.      Subordinated Prepayment Percentage of Unscheduled Formula Principal
            Distribution Amount                                                                                               0.00
   v.       Class B Total Distribution Allocable to Principal                            8                                    0.00
   vi.      Class B Recovered Loss Amount                                                9                                    0.00
   vii      Class B Unrecovered Loss Amount                                                                                   0.00

29 i        Class B Total Distribution Allocable to Interest                             6        (P&S 6.02ii  )         63,088.48
   ii.      Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                       (P&S 6.02ii  )         63,088.48
   iii.     Class B Current Interest (pass-through rate x B's upb)                                (P&S 6.02iii )         63,088.48
   iv.      Class B Unpaid Interest Shortfall  (Class A's interest s/f from
            preceding distribution date)                                                          (P&S 6.02iii )              0.00

   v.       Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)
   vi.      Class A Unpaid Interest Shortfall included in 26i.  (when 29iii. >
            0: min of 29i. and 29iv.)                                                                                         0.00
   viii.    Class A Interest Shortfall  (29ii. - 29i.)                                                                        0.00
   -------------------------------------------------------------------------------------------------------------------------------

30 i.       Cumulative Master Servicer Advanced Interest                                          (P&S 6.02v   )      1,437,251.37
   ii.      Cumulative Master Servicer Advanced Principal                                                                     0.00
   -------------------------------------------------------------------------------------------------------------------------------

31 i.       Beginning Reserve Fund Balance                                                        (P&S 6.06    )        250,000.00
   ii.      Current Reserve Fund Deposit                                                 5                                    0.00
   iii      Current Reserve Fund Advances                                                                                     0.00
   iv.      Ending Reserve Fund Balance (required amount = $250,000)                                                    250,000.00
   -------------------------------------------------------------------------------------------------------------------------------

32 i.       Available Excess Interest                                                                                   390,612.53
   ii.      Distribution Account Shortfall                                                        (P&S 6.02xvi )              0.00
   iii      Class R Distribution Amount For Such Distribution Date                       10                             390,612.53
   -------------------------------------------------------------------------------------------------------------------------------

33 i.       Ending Pool Principal Balance                                                         (P&S 6.02vii )    475,833,368.18
   ii.      Ending Pool Balance Factor                                                                                   97.726057%
   -------------------------------------------------------------------------------------------------------------------------------

34          Ending Class A Principal Balance                                                                        464,877,998.18
35          Ending Class B Principal Balance                                                                         10,955,370.00
   ===============================================================================================================================

                         STATEMENT TO CERTIFICATEHOLDERS                  PAGE 6
- --------------------------------------------------------------------------------
MLCC Mortgage Investors, Inc.
Senior/Subordinate Mortgage Pass-Through Certificates, Series 1996B
                              Current Collection Period:  01-Aug-96 to 31-Aug-96

PASS-THROUGH RATES CURRENT DISTRIBUTION:                                LIBOR=    5.4375%
Class A Certificates, Series 1996B    LIBOR + 0.40%    5.83750%    Original Closing Date:    27-Jun-96
Class B Certificates, Series 1996B    LIBOR + 1.25%    6.68750%    Distribution Date:        16-Sep-96

                 Weighted Avg Net Mtg Rate (Alt. Rate) 6.96832%

           ---------------------------------------------------------------------------------------------------------
 1 i.      Class A Total Distribution Allocable to Principal                                               11.655325
   ii.     Class A Percentage  x  Scheduled Formula Principal Distribution
           Amount (Line 20)                                                                                 0.000000
   iii.    Class A Prepayment Percentage  x  Unscheduled Formula Principal
           Distribution Amount                                                                             11.655325
   iv      Class A Recovered Principal Amount                                                               0.000000
   v       Class A Unrecovered Principal Amount                                                             0.000000

 2 i.      Class A Total Distribution Allocable to Interest  (min of: 26ii. or
           23)                                                                                              4.968388
   ii.     Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                                     4.968388
   iii.    Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. > 0:
           min of 26i. and 26iv.)                                                                           0.000000
   iv      Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                                     0.000000

           -------------------------------------------------------------------------------------------------------

 3 i.      Class B Total Distribution Allocable to Principal                                                0.000000
   ii.     Subordinated Percentage of Scheduled Formula Principal Distribution
           Amount                                                                                           0.000000
   iii.    Subordinated Prepayment Percentage of Unscheduled Formula Principal
           Distribution Amount                                                                              0.000000
   iv      Class B Recovered Loss Amount                                                                    0.000000
   v       Class B Unrecovered Loss Amount                                                                  0.000000

 4 i.      Class B Total Distribution Allocable to Interest                                                 5.758681
   ii.     Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                  5.758681
   iii.    Class B Current Interest (pass-through rate x B's upb)                                           5.758681
   iv      Class B Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                                     0.000000
           ---------------------------------------------------------------------------------------------------------

 5         Ending Pool Principal Balance                                                              475,833,368.18
 6         Ending Pool Balance Factor                                                                      97.726057%

 7         Ending Class A Principal Balance                                                           464,877,998.18
 8         Ending Class B Principal Balance                                                            10,955,370.00
           ---------------------------------------------------------------------------------------------------------

 9 i.      Current Master Servicer Advanced (Recovered) Interest                                          (73,433.28)
   ii.     Current Master Servicer Advanced (Recovered) Principal                                               0.00
   iii.    Current Trustee Advanced Interest                                                                    0.00
   iv      Current Trustee Advanced Principal                                                                   0.00
   v       Additional Servicing Compensation                                        (P&S 6.02ix  )              0.00
   vi      Amount of Servicing Advances Paid by Master Servicer                     (P&S 6.02 x  )              0.00
   vii     Formula Principal Amount & Unrecovered Principal Amounts                 (P&S 6.02iv  )              0.00
   viii    Amount of Delinquencies of Mortgage Loans                                                       22,131.39
   ix      CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:    16-SEP-96                                        0.00000%
   x       CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:    16-SEP-96                                        0.00000%
           ---------------------------------------------------------------------------------------------------------

10 i       Number of Mortgage Loans 30 to 59 Days Delinquent                                                       5
   ii      Aggregate Principal Balances of Mortgage Loans 30 to 59 Days
           Delinquent                                                                                   1,803,151.54
11 i       Number of Mortgage Loans 60 to 89 Days Delinquent                                                       2
   ii      Aggregate Principal Balances of Mortgage Loans 60 to 89 Days
           Delinquent                                                                                     885,000.00
12 i       Number of Mortgage Loans 90 or More Days Delinquent                                                     0
   ii      Aggregate Principal Balances of Mortgage Loans 90 or More Days
           Delinquent                                                                                           0.00
13 i       Number of Mortgage Loans in Foreclosure                                                                 0
   ii      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                        0.00

14         Book Value of Real Estate Acquired Through Foreclosure or Grant of a
           Deed                                                                                                 0.00
15         Aggregate Net Liquidation Losses from Liquidated Mortgage Loans          (P&S 6.02xiii)              0.00
           =========================================================================================================